UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2003

AIRNET SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-13025	31-1458309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3939 International Gateway, Columbus, Ohio 43219

(Address of principal executive offices) (Zip Code)

(614) 237-9777

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address,

if changed since last report.)

Item 5.    Other Events and Regulation FD Disclosure.

On February 21, 2003, AirNet Systems, Inc. issued a press release announcing its fourth quarter and full year 2002 results.  The press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(a) and (b)              Not applicable.

(c)           Exhibits:

The press release described in Item 5 of this Current Report on Form 8–K is attached hereto as Exhibit 99.

[Remainder of page intentionally left blank;

signature on following page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.

Dated: February 26, 2003	By:	/s/ William R. Sumser
William R. Sumser Chief Financial Officer, Treasurer, Secretary and Vice President, Finance

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated February 26, 2003

AirNet Systems, Inc.

Exhibit No.	Description

99	Press Release issued by AirNet Systems, Inc. on February 21, 2003